8. INCOME TAXES (Details 2) - USD ($)	Dec. 31, 2015	Dec. 31, 2014
Deferred income tax assets:
Inventories	$ 90,879	$ 132,511
Accounts receivable	181,223	143,780
Accrued expenses	43,668	36,621
Net operating loss and tax credit carry forwards	18,272,306	17,863,473
Plant and equipment	590	4,629
Stock compensation	97,464	90,504
Other - investment impairments	127,855	127,855
Total deferred income tax assets	18,813,985	18,399,373
Valuation allowance	(18,813,985)	(18,399,373)
Net deferred tax assets	$ 0	$ 0